John Hancock Funds II

Supplement dated March 20, 2017 to the current prospectus, as may be supplemented

New Opportunities Fund (the “fund”)

Effective immediately, Henry Gray will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Gray as a portfolio manager of the fund will be removed from the prospectus. Joseph Chi, Jed Fogdall, and Joel Schneider will continue to serve as portfolio managers to the fund and are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.